SUPPLEMENT TO THE PROSPECTUS

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

The following information supersedes certain information in the fund's
Prospectus.

                  Effective July 23, 2003, the Credit Suisse International Equity Team became responsible for the day-to-day portfolio management of the fund. The team currently consists of Nancy Nierman, Greg Norton-Kidd, Anne S. Budlong and Harry M. Jaffe. The fund's sub-investment advisers have not changed. Effective July 23, 2003, Vincent J. McBride and Todd D. Jacobson were no longer Co-Portfolio Managers of the fund. Effective immediately, Todor Petrov will no longer be a member of the team.

Dated: August 8, 2003                                              CSISB-16-0803
                                                                   2003-055